UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2015

WESTERN ASSET

HIGH YIELD DEFINED

OPPORTUNITY FUND INC. (HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the twelve-month reporting period ended August 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

September 25, 2015

II	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity expanded moderately during the twelve months ended August 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that third and fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.3% and 2.1%, respectively. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, economic activity then accelerated, as the U.S. Department of Commerce’s final reading for second quarter 2015 GDP growth — released after the reporting period ended — was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.9%, as reported by the U.S. Department of Labor. By August 2015, unemployment was 5.1%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended August 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” Finally, at its meeting that ended on September 17, 2015, after the close of the reporting period, the Fed decided to maintain the target between zero and 0.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

September 25, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Yield Defined Opportunity Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. We believe the extensive credit research and security selection expertise of Western Asset Management Company (“Western Asset”) will be key factors in driving Fund performance.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed-income securities with varying maturities. Currently, the Fund focuses on lower-quality and higher-yielding opportunities in the below investment grade corporate debt markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities issued by U.S. or foreign governments, agencies and instrumentalities and/or fixed-income securities that are of investment grade quality. The Fund has a limited term and as a fundamental policy intends to liquidate and distribute substantially all of its net assets to stockholders after making appropriate provisions for any liabilities of the Fund on or about September 30, 2025.

In purchasing securities and other investments for the Fund, Western Asset, the Fund’s subadviser, may take full advantage of the entire range of maturities offered by fixed-income securities and may adjust the average maturity or durationi of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different durations and its expectations of future changes in interest rates. The Fund may utilize a variety of derivative instruments primarily for hedging and risk management purposes, although the Fund may also use derivative instruments for investment purposes.

At Western Asset, the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results during the reporting period. The fixed income market was volatile at times given mixed global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. Assuming greater risk was generally not rewarded during the reporting period.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended August 31, 2015. Two-year Treasury yields rose from 0.48% at the beginning of the period to 0.74% at the end of the period. Their peak of 0.75% occurred on June 10, 2015 and again on July 22, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

Treasury yields were 2.35% at the beginning of the period and ended the period at 2.21%. Their peak of 2.63% occurred on September 18, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexiii, returned 1.56% during the twelve months ended August 31, 2015. For comparison purposes, riskier fixed-income securities, including emerging market debt and high yield bonds, produced weaker results. Over the reporting period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned -2.98%, whereas the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v returned -2.93%. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Componentvi and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Componentvii, returned -3.21% and -8.73%, respectively, over the same timeframe.

Q. How did we respond to these changing market conditions?

A. Overall, we maintained the Fund’s main theme of focusing on larger concentrations of lower quality and higher yielding below investment grade corporate bond opportunities. Historically, we have targeted an allocation of roughly 90% of the portfolio rated below BB. As we experienced heightened volatility, weak commodity prices, global growth concerns, reduced liquidity and uncertainty surrounding Fed interest rate policy we moved to increase the credit quality of the Fund. In particular, we increased our allocation to BB-rated issuers and reduced our allocation to CCC- rated issuers. We ended the period with roughly 77.5% of the portfolio rated below BB.

In terms of sector positioning, we increased the Fund’s allocations to the Financials and Energy sectors. We remained positive on Financials during the reporting period and modestly increased the Fund’s overweight position. We continue to favor large global money-center banks such as JPMorgan, Barclays and Citibank. Financials continued to post consistent fundamental results, along with increased capital ratios. In addition, they are still constrained by regulators from returning excessive amounts of capital to shareholders — a positive for fixed income investors. While we entered the third and fourth quarters of 2014 with what proved to be too much lower-quality Energy exposure, we did add more B-rated and BB-rated Energy securities. These additions appeared to be attractive entry points, as energy prices stabilized and then moved higher during the first half of 2015. However, the Energy sector weakened during the latter portion of the reporting period and remains challenged. Within the Energy sector, we added both senior secured and unsecured positions, as these issuers’ management teams looked to improve their liquidity position and cut their capital expenditure budgets. With these purchases, we feel we added both income for shareholders and an opportunity for longer-term capital appreciation. The Fund ended the period with roughly a 12.7% Energy exposure versus roughly 13% in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

We continued to emphasize credit risk over interest rate risk. However, we increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. In addition, we felt rates would continue to rally during periods

2	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

of heightened volatility. The Fund ended the period with a net effective durationviii of roughly 3.6 years, an increase over the twelve months ended August 31, 2015 of approximately 0.7 years.

At various times, we employed U.S. Treasury futures to manage the duration of the Fund. These contracts did not have a material impact on performance. Currency forwards were used to hedge the Fund’s euro- and British pound-denominated bonds back to U.S. dollars. These currency hedges had a positive impact on performance. The U.S. dollar strengthened versus the euro during the reporting period and we anticipated that the European Central Bankix would embark on an U.S.-inspired quantitative easing program. Overall, the use of derivative instruments had no significant impact on the Fund’s performance during the reporting period.

Performance review

For the twelve months ended August 31, 2015, Western Asset High Yield Defined Opportunity Fund Inc. returned -5.85% based on its net asset value (“NAV”)x and -8.51% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component, returned -3.21% and -8.73%, respectively, for the same period. The Lipper High Yield Closed-End Funds Category Averagexi returned -4.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $1.32 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2015 (unaudited)
Price Per Share	12-month Total Return**
$16.96 (NAV)	-5.85	%†
$14.46 (Market Price)	-8.51	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund’s overall allocation to investment grade corporate bonds and BB-

*	For the tax character of distributions paid during the fiscal year ended August 31, 2015, please refer to page 39 of this report.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

rated securities were the most beneficial to relative results during the reporting period. In general, these allocations were seen as relatively defensive and outperformed during the period.

A number of the portfolio’s high-yield corporate bonds were also positive for results. Examples of holdings that contributed to performance were overweight positions in Physiotherapy Associates Holdings and Tenet Healthcare Corp. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues and, in May 2013, restructured its balance sheet as bondholders led a reorganization of its credit. In doing so, we received equity in exchange for our original bond position and participated in the new financing of a secured loan. Health care valuations in general have improved since the workout took place and management continues to make operational improvements. We remain positive regarding the prospects for further recovery and believe the company is well positioned, as it includes more than 500 outpatient rehabilitation clinics in 34 states. We participated in a small mergers and acquisitions financing transaction for a U.S. hospital operator, Tenet Healthcare Corp. These bonds were seen as defensive and our overweight exposure was rewarded as the security outperformed during the period.

Q. What were the leading detractors from performance?

A. Select positions within the Fund’s high-yield corporate bond exposure were negative for performance during the reporting period. Falling oil and commodity prices due to an increase in supply, coupled with fears of lower global demand and slowing global growth, sent several of our positions lower. In particular, holdings in specific energy issuers, including Hercules Offshore, Inc. and Murray Energy Corp., were negative for results. We anticipate equitizing our Hercules Offshore, Inc. positions. We are currently working with management as they prepare the company to exit bankruptcy with a significantly stronger balance sheet and potential upside from industry consolidation. Coal company Murray Energy Corp recently posted underwhelming fundamental results despite being the industries low-cost producer. In addition, most commodity-related issuers were met with poor demand from investors and our overweight position detracted from performance during the period.

While the Fund’s overall exposure to the investment grade corporate bond market was beneficial for results, our overweight position in Transocean, Inc. was a small detractor from performance. This Swiss-based company rents floating mobile drill rigs, equipment and personnel to oil and gas companies. It was negatively impacted by falling oil prices and the subsequent decline in global rig counts.

This has been a challenging environment for many investors and we recognize we posted performance that is not typical for the Western Asset credit team. We believe the increased market volatility will ultimately be beneficial for long-term shareholders as we look to add income and capital appreciation opportunities to the Fund.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

4	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Yield Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 15, 2015

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of August 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2015 were: Financials (17.0%), Consumer Discretionary (16.4%), Industrials (13.8%), Energy (12.3%) and Materials (9.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi	The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component is comprised of the B-rated securities included in the broader Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

vii	The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component is comprised of the Caa-rated securities included in the broader Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

viii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ix	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]i

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31. 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2015 and August 31, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	7

Spread duration (unaudited)

Economic exposure — August 31, 2015

Total Spread Duration
HYI	— 3.52 years
Benchmark	— 3.85 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

8	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2015

Total Effective Duration
HYI	— 3.61 years
Benchmark	— 3.84 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index B Component & 40% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	9

Schedule of investments

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 89.6%
Consumer Discretionary — 15.5%
Auto Components — 0.1%
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	490,000	EUR	$567,037	(a)
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,107,456
Diversified Consumer Services — 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	164,110	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	465,532
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,194,306
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	760,000		786,600
Total Diversified Consumer Services					2,610,548
Hotels, Restaurants & Leisure — 3.4%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	970,000		913,255	(a)(c)(d)(e)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	820,000		867,150
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,498,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,700,000		1,708,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,125,425	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,380,000	GBP	2,262,095	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	980,000		1,029,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		674,375	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,103,137	(a)
Total Hotels, Restaurants & Leisure					13,180,937
Household Durables — 1.7%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		1,697,237	(a)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,350,000		1,387,125	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,030,750
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	970,000		1,006,375
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,650,000		1,534,500	(a)
Total Household Durables					6,655,987
Media — 6.9%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	840,000		837,900
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	3,060,000		3,035,612	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	640,000		652,763	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		473,062
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		2,687,088

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	7/15/22	220,000		$208,589
DISH DBS Corp., Senior Notes	5.000%	3/15/23	270,000		239,120
DISH DBS Corp., Senior Notes	5.875%	11/15/24	800,000		731,000
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,130,000		1,079,150	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	2,690,000		1,963,700
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,393,944		1,198,792	(a)(c)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	2,100,000		2,105,250	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	2,090,000		2,094,577	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		643,751
Tribune Media Co., Senior Notes	5.875%	7/15/22	610,000		616,100	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		712,382	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,667,982	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	170,169	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,357,451	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,750,000		1,802,500	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		201,375	(a)
Total Media					26,478,313
Multiline Retail — 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		270,000
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		2,236,000	(a)(c)
Total Multiline Retail					2,506,000
Specialty Retail — 0.9%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,880,000		2,715,840	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		669,900	(a)
Total Specialty Retail					3,385,740
Textiles, Apparel & Luxury Goods — 0.9%
American Achievement Corp., Secured Notes	10.875%	4/15/16	3,000,000		2,985,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		489,500	(a)
Total Textiles, Apparel & Luxury Goods					3,474,500
Total Consumer Discretionary					59,966,518
Consumer Staples — 4.2%
Beverages — 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,120,000		1,108,800	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	910,000		946,400
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,000,000		1,166,250	(a)
Total Beverages					3,221,450

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,550,000		$1,524,812	(a)
Food Products — 1.6%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	870,000	GBP	1,293,096	(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	580,000		587,250	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	940,000		888,300	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,330,000		1,363,250	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,140,000		2,000,900	(a)
Total Food Products					6,132,796
Household Products — 1.0%
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	310,000		282,100	(a)
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000		496,216
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	370,000		386,650	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,230,000		1,273,050	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,650,000		1,493,250	(a)
Total Household Products					3,931,266
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,920,000		1,627,200
Total Consumer Staples					16,437,524
Energy — 12.0%
Energy Equipment & Services — 1.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000		713,800
CGG, Senior Notes	6.500%	6/1/21	1,480,000		839,900
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	930,000		353,400
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	900,000		207,000	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	2,010,000		462,300	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	430,000		182,750
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,370,000		1,150,800
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000		786,600	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	2,900,000		1,957,500
Total Energy Equipment & Services					6,654,050
Oil, Gas & Consumable Fuels — 10.3%
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	840,000		764,400	(a)
Approach Resources Inc., Senior Notes	7.000%	6/15/21	1,280,000		864,000
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,530,000		218,025
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	640,000		329,600

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
California Resources Corp., Senior Notes	5.500%	9/15/21	3,750,000	$2,926,425
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	400,000	380,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000	950,600
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	741,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	570,000	460,275
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,390,000	1,083,338
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000	294,278
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	820,000	662,150	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,280,000	1,171,200
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	8.125%	9/15/23	490,000	477,750	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,180,000	1,148,730
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,530,000	3,759,900	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	1,510,000	1,330,687	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,590,000	958,300
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,690,000	901,150
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	810,000	882,559
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	1,500,000	611,250
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	450,000	317,250	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	3,020,000	2,091,350
MEG Energy Corp., Senior Notes	6.375%	1/30/23	2,010,000	1,628,100	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	380,000	310,650	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000	428,400	*(d)(f)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	4,790,000	2,239,325	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,280,000	950,400
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	12.250%	5/15/19	280,000	85,400
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	410,000	332,100
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	870,000	726,450
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	580,000	437,842
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	760,000	51,300	*(f)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,200,000	1,122,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	2,220,000	2,186,700	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,170,000	4,388	*(f)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	4,220,000	3,587,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000	581,250	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	1,130,000		$1,090,450
WPX Energy Inc., Senior Notes	7.500%	8/1/20	170,000		164,115
WPX Energy Inc., Senior Notes	8.250%	8/1/23	530,000		511,450
Total Oil, Gas & Consumable Fuels					39,761,537
Total Energy					46,415,587
Financials — 12.9%
Banks — 6.8%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	650,000		670,312	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,051,185	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000		1,998,281
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	340,000		361,333	(g)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	570,000		584,392	(a)(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,080,000		2,949,100	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,320,000		1,516,350	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	600,000		612,694	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	640,000		633,600	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000		856,775	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000		526,025	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,000,000		999,680	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,170,000		1,184,625	(g)
Novo Banco SA, Senior Notes	5.875%	11/9/15	500,000	EUR	561,620	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		7,446,250	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	350,000		406,590
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	1,619,952	(b)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		924,363	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	470,000		481,750	(g)(h)
Total Banks					26,384,877
Capital Markets — 0.5%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,080,000		1,071,678
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		986,976	(a)
Total Capital Markets					2,058,654
Consumer Finance — 0.4%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		977,500
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	590,000		481,587	(a)
Total Consumer Finance					1,459,087

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 2.5%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,060,000		$2,163,000	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,020,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,065,300
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,728,750
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		510,000	(a)(h)
Total Diversified Financial Services					9,487,050
Insurance — 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	180,000		185,850
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,390,000		1,438,650
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		647,900	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	760,000		625,100
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		840,600	(a)
Total Insurance					3,738,100
Real Estate Management & Development — 1.7%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	710,000		647,875	(a)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,310,000		1,372,225	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,833,125	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Secured Notes	11.000%	10/1/21	1,650,000		1,540,687
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,170,000		1,161,225
Total Real Estate Management & Development					6,555,137
Total Financials					49,682,905
Health Care — 7.6%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	660,000		678,975	(a)
Health Care Equipment & Supplies — 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		850,325	(a)(c)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,810,461	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	230,000		234,600	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,140,000		2,219,180	(a)
Total Health Care Equipment & Supplies					5,114,566
Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		511,920
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,500,000		1,881,250
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		1,979,775
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		985,000

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000		$2,202,447
Priory Group No. 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	358,123	(a)
Priory Group No. 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,790,618	(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,850,000		2,053,500
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,630,000		1,687,050
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,770,000		1,715,794
Total Health Care Providers & Services					15,165,477
Pharmaceuticals — 2.2%
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	910,000		941,941	(a)
DPx Holdings BV, Senior Notes	7.500%	2/1/22	800,000		837,000	(a)
Endo Finance LLC/Endo Ltd./Endo Finco Inc., Senior Notes	6.000%	7/15/23	1,420,000		1,480,350	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	2,130,000		2,188,575	(a)(c)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,700,000		2,787,750	(a)
Total Pharmaceuticals					8,235,616
Total Health Care					29,194,634
Industrials — 13.4%
Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	620,000		655,650
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,900,000		1,790,750	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,000,000		1,998,750	(a)(d)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	580,000		562,600
Total Aerospace & Defense					5,007,750
Air Freight & Logistics — 1.5%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	3,060,000		2,861,100	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,560,000		1,659,450	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,380,000		1,362,750	(a)
Total Air Freight & Logistics					5,883,300
Airlines — 0.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		479,504	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,083,175		1,234,820
Total Airlines					1,714,324
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,190,000		1,118,600	(a)
Commercial Services & Supplies — 1.6%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	650,000		611,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		722,500	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,528,600

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		$2,268,920
Total Commercial Services & Supplies					6,131,020
Construction & Engineering — 1.8%
Astaldi SpA, Senior Notes	7.125%	12/1/20	580,000	EUR	687,392	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	154,071	(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		754,975	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	860,000		894,400	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,280,000		1,113,600	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,509,200	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,480,000		1,822,800	(a)
Total Construction & Engineering					6,936,438
Electrical Equipment — 0.6%
Interface Grand Master Holdings Inc., Senior Notes	17.000%	8/15/19	691,456		670,713	(c)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		846,650	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		758,100	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	177,931	(a)
Total Electrical Equipment					2,453,394
Machinery — 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		533,750	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,367,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,078,750
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	304,000	EUR	365,528	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	109,600	EUR	131,783	(b)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	470,000	EUR	545,659	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		770,400	(a)
Total Machinery					5,793,620
Marine — 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,670,000		2,559,863	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		792,850
Total Marine					3,352,713
Road & Rail — 1.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,050,000		1,068,375	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,430,000		1,294,150	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	970,000		979,700	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,000,000		$915,000	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,050,000		742,875	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,609,000		1,671,067
Total Road & Rail					6,671,167
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,110,000
Transportation — 1.3%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,469,700	(a)
JCH Parent Inc., Senior Notes	10.500%	3/15/19	2,640,625		1,954,062	(a)(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,648,200	(a)(c)
Total Transportation					5,071,962
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000		733,500	(a)
Total Industrials					51,977,788
Information Technology — 3.1%
Communications Equipment — 0.3%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,040,000		1,014,000	(a)
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,140,000		1,162,800
Internet Software & Services — 0.7%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,656,675
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,540,000		1,054,900	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	330,000		348,150	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,070,000		2,383,087
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,409,000		1,590,761
Total IT Services					5,376,898
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		578,324	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	1,153,027	(a)
Total Software					1,731,351
Total Information Technology					11,941,724
Materials — 9.1%
Chemicals — 1.4%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	380,000		364,800	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	960,000		840,000

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	620,000		$607,600	(a)(c)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	2,000,000		2,005,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,491,881	(b)
Total Chemicals					5,309,281
Construction Materials — 0.4%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,050,000		1,002,750	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	390,000		362,700	(a)
Total Construction Materials					1,365,450
Containers & Packaging — 2.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,099,747		1,165,732	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	2,939,473	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	390,000		399,750	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,750,000		1,785,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,460,000		1,423,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,280,000		2,234,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		397,700
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	840,000		826,560	(a)
Total Containers & Packaging					11,172,115
Metals & Mining — 3.9%
ArcelorMittal, Senior Notes	7.000%	2/25/22	960,000		962,400
ArcelorMittal, Senior Notes	7.750%	10/15/39	1,060,000		988,450
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,760,000		2,951,600	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,860,000		1,195,050
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,200,000		2,015,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,290,000		64,500	*(a)(d)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,418		0	(a)(d)(e)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	200,000		174,000	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,786,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,016,000		949,960
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		765,530	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	988,858	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,400,000		1,501,500	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	220,000		205,425	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		527,567
Total Metals & Mining					15,076,590

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	19

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,460,000	$1,402,200	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	860,000	709,500
Total Paper & Forest Products				2,111,700
Total Materials				35,035,136
Telecommunication Services — 8.6%
Diversified Telecommunication Services — 3.5%
CenturyLink Inc., Senior Notes	7.600%	9/15/39	1,940,000	1,668,400
CenturyLink Inc., Senior Notes	7.650%	3/15/42	860,000	739,600
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	5,000,000	3,765,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000	105,500
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000	2,049,660
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000	546,000
Oi SA, Senior Notes	5.750%	2/10/22	2,460,000	1,783,500	(a)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	1,450,000	1,189,014
Windstream Services LLC, Senior Notes	7.500%	6/1/22	830,000	658,821
Windstream Services LLC, Senior Notes	7.500%	4/1/23	1,210,000	952,887
Total Diversified Telecommunication Services				13,458,382
Wireless Telecommunication Services — 5.1%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,530,000	2,523,675	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000	4,493,625
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,710,000	2,571,112
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000	2,478,075	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	1,720,000	1,609,275
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000	470,250
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000	403,163
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,250,000	1,277,488
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,730,000	2,720,325	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	800,000	775,696	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	520,000	504,202	(a)
Total Wireless Telecommunication Services				19,826,886
Total Telecommunication Services				33,285,268
Utilities — 3.2%
Electric Utilities — 2.0%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000	1,511,917
FirstLight Hydro Generating Co., Senior Secured Notes	8.812%	10/15/26	2,463,281	2,734,637
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	92,533	92,533

See Notes to Financial Statements.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	99,125	$103,586
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,220,000	2,264,400
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,000,000	1,125,000
Total Electric Utilities				7,832,073
Independent Power and Renewable Electricity Producers — 1.2%
Foresight Energy LLC/Foresight Energy Finance Corp., Senior Notes	7.875%	8/15/21	920,000	717,600	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,624,375	3,739,902
Total Independent Power and Renewable Electricity Producers				4,457,502
Total Utilities				12,289,575
Total Corporate Bonds & Notes (Cost —$365,356,156)				346,226,659
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	340,000	301,962
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	943,640	660,548	(a)(c)(d)
Total Convertible Bonds & Notes (Cost — $1,256,786)				962,510
Senior Loans — 1.8%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,069,250	(j)(k)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	900,000	913,500	(j)(k)
Total Consumer Discretionary				1,982,750
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	453,656	(j)(k)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	680,842	612,758	(j)(k)
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	830,000	818,588	(j)(k)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	21

Schedule of investments (cont’d)

August 31, 2015

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,100,000	$1,086,937	(j)(k)
Total Health Care				1,905,525
Industrials — 0.2%
Commercial Services & Supplies — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	799,373	822,688	(j)(k)
Materials — 0.0%
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	80,000	64,967	(j)(k)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	987,525	952,961	(j)(k)
Total Senior Loans (Cost — $6,782,295)				6,795,305

			Shares
Common Stocks — 2.9%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Ford Motor Co.			105,433	1,462,355
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			68,957	0	*(d)(e)(i)
Total Consumer Discretionary				1,462,355
Financials — 2.0%
Banks — 2.0%
Citigroup Inc.			119,668	6,399,845
JPMorgan Chase & Co.			20,262	1,298,794
Total Financials				7,698,639
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			13,300	1,103,900	*(d)(e)
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc.			42,100	871,891
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			2,742,654	161,815	*(d)(e)
Total Common Stocks (Cost — $9,710,044)				11,298,600

See Notes to Financial Statements.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp. (Cost — $962,975)	6.000%		13,500	$524,813
Preferred Stocks — 2.1%
Financials — 2.1%
Consumer Finance — 2.1%
GMAC Capital Trust I (Cost — $7,815,124)	8.125%		319,200	8,149,176	(h)

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	236,040	*(a)
Jack Cooper Holdings Corp.		5/6/18	846	118,440	*(a)
Total Warrants (Cost — $46,253)				354,480
Total Investments — 96.9% (Cost — $391,929,633#)				374,311,543
Other Assets in Excess of Liabilities — 3.1%				12,173,199
Total Net Assets — 100.0%				$386,484,742

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of August 31, 2015.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $393,827,074.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	23

Statement of assets and liabilities

August 31, 2015

Assets:
Investments, at value (Cost — $391,929,633)	$374,311,543
Foreign currency, at value (Cost — $1,118,740)	1,111,435
Cash	2,860,964
Interest and dividends receivable	8,763,551
Receivable for securities sold	933,813
Unrealized appreciation on forward foreign currency contracts	134,023
Prepaid expenses	17,166
Total Assets	388,132,495

Liabilities:
Payable for securities purchased	1,035,177
Investment management fee payable	266,025
Unrealized depreciation on forward foreign currency contracts	238,183
Directors’ fees payable	5,254
Accrued expenses	103,114
Total Liabilities	1,647,753
Total Net Assets	$386,484,742

Net Assets:
Par value ($0.001 par value, 22,783,370 shares issues and outstanding; 100,000,000 shares authorized)	$22,783
Paid-in capital in excess of par value	430,805,546
Undistributed net investment income	2,472,837
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(29,081,534)
Net unrealized depreciation on investments and foreign currencies	(17,734,890)
Total Net Assets	$386,484,742

Shares Outstanding	22,783,370

Net Asset Value	$16.96

See Notes to Financial Statements.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Statement of operations

For the Year Ended August 31, 2015

Investment Income:
Interest	$32,410,056
Dividends	885,136
Less: Foreign taxes withheld	(170)
Total Investment Income	33,295,022

Expenses:
Investment management fee (Note 2)	3,303,777
Directors’ fees	71,888
Transfer agent fees	66,371
Audit and tax fees	54,380
Fund accounting fees	41,584
Legal fees	39,551
Shareholder reports	26,236
Stock exchange listing fees	21,272
Insurance	8,023
Custody fees	4,138
Miscellaneous expenses	11,946
Total Expenses	3,649,166
Net Investment Income	29,645,856

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(22,310,218)
Futures contracts	(115,000)
Foreign currency transactions	5,361,581
Net Realized Loss	(17,063,637)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(36,830,016)
Futures contracts	52,133
Foreign currencies	(778,525)
Change in Net Unrealized Appreciation (Depreciation)	(37,556,408)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(54,620,045)
Decrease in Net Assets from Operations	$(24,974,189)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	25

Statements of changes in net assets

For the Years Ended August 31,	2015	2014

Operations:
Net investment income	$29,645,856	$31,327,327
Net realized gain (loss)	(17,063,637)	308,761
Change in net unrealized appreciation (depreciation)	(37,556,408)	9,771,007
Increase (Decrease) in Net Assets from Operations	(24,974,189)	41,407,095

Distributions to Shareholders From (Note 1):
Net investment income	(30,074,048)	(31,004,725)
Return of capital	—	(2,145,078)
Decrease in Net Assets from Distributions to Shareholders	(30,074,048)	(33,149,803)
Increase (Decrease) in Net Assets	(55,048,237)	8,257,292

Net Assets:
Beginning of year	441,532,979	433,275,687
End of year*	$386,484,742	$441,532,979
*Includesundistributed (overdistributed) net investment income, respectively, of:	$2,472,837	$(798,129)

See Notes to Financial Statements.

26	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2015[1]	2014[1]	2013[1]	2012[1]	2011[1,2]

Net asset value, beginning of year	$19.38	$19.02	$18.36	$17.93	$19.06 [3]

Income (loss) from operations:
Net investment income	1.30	1.38	1.49	1.63	1.33
Net realized and unrealized gain (loss)	(2.40)	0.44	0.82	0.56	(1.14)
Total income (loss) from operations	(1.10)	1.82	2.31	2.19	0.19

Less distributions from:
Net investment income	(1.32)	(1.37)	(1.63)	(1.67)	(1.32)
Net realized gains	—	—	—	(0.09)	—
Return of capital	—	(0.09)	(0.02)	—	—
Total distributions	(1.32)	(1.46)	(1.65)	(1.76)	(1.32)

Net asset value, end of year	$16.96	$19.38	$19.02	$18.36	$17.93

Market price, end of year	$14.46	$17.17	$17.65	$19.74	$18.43
Total return, based on NAV[4,5]	(5.85)%	9.80%	12.89%	13.16%	0.90%
Total return, based on Market Price[6]	(8.51)%	5.54%	(2.25)%	18.40%	(1.16)%

Net assets, end of year (millions)	$ 386	$442	$433	$417	$401

Ratios to average net assets:
Gross expenses	0.88%	0.89%	0.88%	0.89%	0.93%[7]
Net expenses	0.88	0.89	0.88	0.89	0.91 [7,8]
Net investment income	7.18	7.07	7.77	9.22	8.11 [7]

Portfolio turnover rate	58%	42%	55%	53%	56%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 27, 2010 (commencement of operations) through August 31, 2011.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The investment manager has agreed to reimburse all organizational expenses .

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

28	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$59,053,263	$913,255		$59,966,518
Materials	—	35,035,136	0	*	35,035,136
Utilities	—	9,932,642	2,356,933		12,289,575
Other corporate bonds & notes	—	238,935,430	—		238,935,430
Convertible Bonds & Notes	—	962,510	—		962,510
Senior Loans:
Consumer discretionary	—	1,069,250	913,500		1,982,750
Energy	—	—	612,758		612,758
Utilities	—	—	952,961		952,961
Other senior loans	—	3,246,836	—		3,246,836
Common stocks:
Consumer discretionary	$1,462,355	—	0	*	1,462,355
Health care	—	—	1,103,900		1,103,900
Materials	—	—	161,815		161,815
Other common stocks	8,570,530	—	—		8,570,530
Convertible Preferred Stocks	—	524,813	—		524,813
Preferred Stocks	8,149,176	—	—		8,149,176
Warrants	—	—	354,480		354,480
Total investments	$18,182,061	$348,759,880	$7,369,602		$374,311,543
Other financial instruments:
Forward foreign currency contracts	—	$134,023	—		$134,023
Total	$18,182,061	$348,893,903	$7,369,602		$374,445,566

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Forward foreign currency contracts	—	$238,183	—		$238,183

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At August 31, 2015, securities valued at $524,813 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds and Notes
Investments in Securities	Consumer Discretionary	Materials		Utilities		Convertible Bonds & Notes
Balance as of August 31, 2014	$1,427,563	—		$0	*	$860,000
Accrued premiums/discounts	22,270	—		—		—
Realized gain (loss)[1]	17	—		(634,581)		—
Change in unrealized appreciation (depreciation)[2]	(31,926)	—		641,363		(283,092)
Purchases	196,105	$0	*	—		83,640
Sales	(700,774)	—		(6,782)		—
Transfers into Level 3[3]	—	—		2,356,933		—
Transfers out of Level 3	—	—		—		(660,548)
Balance as of August 31, 2015	$913,255	$0	*	$2,356,933		—
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[2]	$(36,599)	—		—		—

	Senior Loans			Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Utilities	Consumer Discretionary		Health Care	Materials
Balance as of August 31, 2014	—	—	—	$137,914		$638,400	—
Accrued premiums/discounts	$94	$1,933	$923	—		—	—
Realized gain (loss)[1]	—	4,568	48	—		—	—
Change in unrealized appreciation (depreciation)[2]	17,906	(52,585)	(15,735)	(137,914)		465,500	—
Purchases	895,500	858,000	970,200	—		—	—
Sales	—	(199,158)	(2,475)	—		—	—
Transfers into Level 3[3]	—	—	—	—		—	$161,815
Transfers out of Level 3	—	—	—	—		—	—
Balance as of August 31, 2015	$913,500	$612,758	$952,961	$0	*	$1,103,900	$161,815
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[2]	$17,906	$(52,585)	$(15,735)	$(137,914)		$465,500	—

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Warrants	Total
Balance as of August 31, 2014	—	$3,063,877
Accrued premiums/discounts	—	25,220
Realized gain (loss)[1]	—	(629,948)
Change in unrealized appreciation (depreciation)[2]	—	603,517
Purchases	—	3,003,445
Sales	—	(909,189)
Transfers into Level 3[3]	$354,480	2,873,228
Transfers out of Level 3	—	(660,548)
Balance as of August 31, 2015	$354,480	$7,369,602
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[2]	—	$240,573

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

32	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

34	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $238,183. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	35

Notes to financial statements (cont’d)

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$3,699,158	$(3,699,158)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset

36	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$244,131,904
Sales	233,737,308

At August 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,428,400
Gross unrealized depreciation	(32,943,931)
Net unrealized depreciation	$(19,515,531)

At August 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,623,770	EUR	4,995,079	Bank of America N.A.	10/16/15	$14,806
EUR	809,028	USD	879,090	Citibank, N.A.	11/13/15	29,797
USD	2,629,211	GBP	1,710,000	Citibank, N.A.	11/13/15	6,240
USD	7,957,158	EUR	7,294,925	Credit Suisse	11/13/15	(238,183)
USD	1,953,033	GBP	1,250,229	Credit Suisse	11/13/15	35,305

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	37

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	351,382	USD	383,895	JPMorgan Chase & Co.	11/13/15	$10,858
USD	2,482,493	GBP	1,594,285	UBS AG	11/13/15	37,017
Total						$(104,160)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$134,023
LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$238,183

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(115,000)	—	$(115,000)
Forward foreign currency contracts[1]	—	$5,698,894	5,698,894
Total	$(115,000)	$5,698,894	$5,583,894

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$52,133	—	$52,133
Forward foreign currency contracts[2]	—	$(832,822)	(832,822)
Total	$52,133	$(832,822)	$(780,689)

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

38	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

During the year ended August 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)[1]	$4,471,082
Forward foreign currency contracts (to buy)	4,318,824
Forward foreign currency contracts (to sell)	28,100,558

[1]	At August 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at August 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$134,023	—	$134,023

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at August 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$238,183	—	$238,183

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Distributions subsequent to August 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/18/2015	9/25/2015	$0.1100
10/23/2015	10/30/2015	$0.1100
11/20/2015	11/27/2015	$0.1100

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$30,074,048	$31,004,725
Tax return of capital	—	2,145,078
Total distributions paid	$30,074,048	$33,149,803

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	39

Notes to financial statements (cont’d)

As of August 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,564,920
Deferred Capital Losses*	(27,184,093)
Other book/tax temporary differences(a)	(92,083)
Unrealized appreciation (depreciation)(b)	(19,632,331)
Total accumulated earnings (losses) — net	$(44,343,587)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

40	Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report

Report of independent registered public

accounting firm

The Board of Directors and Shareholders

Western Asset High Yield Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Yield Defined Opportunity Fund Inc., including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 27, 2010 (inception date) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Yield Defined Opportunity Fund Inc. as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the period from October 27, 2010 (inception date) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 19, 2015

Western Asset High Yield Defined Opportunity Fund Inc. 2015 Annual Report	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

42	Western Asset High Yield Defined Opportunity Fund Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset High Yield Defined Opportunity Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

44	Western Asset High Yield Defined Opportunity Fund Inc.

Interested Director and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	147
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Yield Defined Opportunity Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Western Asset High Yield Defined Opportunity Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2016 and year 2017, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[3]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset High Yield Defined Opportunity Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset High Yield Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Yield Defined Opportunity Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

50	Western Asset High Yield Defined Opportunity Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Yield Defined Opportunity Fund Inc.	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2015:

Record date:	Monthly	Monthly
Payable date:	September 2014 - December 2014	January 2015 - August 2015
Ordinary Income:
Qualified dividend income for individuals	2.67%	3.71%
Dividends qualifying for the dividends
received deduction for corporations	0.92%	1.63%

The following information is applicable to non-U.S. resident shareholders:

50% of the ordinary income distributions paid monthly by the Fund from September 1, 2014 through December 31, 2014 and 60% of the ordinary income distributions paid monthly by the Fund from January 1, 2015 through August 31, 2015 represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

52	Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became Chairman, President and Chief Executive Officer.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HYI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013977 10/15 SR15-2604

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2014 and August 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,500 in 2014 and $50,000 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,800 in 2014 and $3,840 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Yield Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Yield Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Yield Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Yield Defined Opportunity Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Western Asset High Yield Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Yield Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of August 31, 2015.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	109	$189.0 billion	None	None
	Other Pooled Vehicles	271	$86.1 billion	9	$1.7 billion
	Other Accounts	632	$172.0 billion	57	$17.1 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	43	$39.9 billion	None	None
	Other Pooled Vehicles	75	$34.9 billion	4	$1.2 billion
	Other Accounts	188	$51.5 billion	21	$7.7 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.3 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of August 31, 2015.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 22, 2015